
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: October 15, 1999

                AmeriCredit Automobile Receivables Trust 1998-D
            (Exact Name of Registrant as specified in its charter)

       United States                333-36365               88-0359494
       -------------                ---------               ----------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                Identification Number)

                          c/o AmeriCredit Financial
                                Services, Inc.
                          Attention: Daniel E. Berce
                               200 Bailey Avenue
                             Fort Worth, TX 76107
                             (Address of Principal
                               Executive Office)

                                (817) 332-7000
                           Registrant's phone number

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Item 5.        Other Events

         Information relating to distributions to Noteholders for the September, 1999 Collection Period of the Registrant in respect of the Class A-1
         Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes, Class
         A-3 Floating Rate Asset Backed Notes, and the Class A-4 Asset Backed
         Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of December 1, 1998 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank
         One, N.A., as Backup Servicer and Trust Collateral Agent (the
         "Agreement").

Item 7.        Financial Statements, Exhibits

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

         Exhibit No.        Exhibit
         ----------         -------
            99.1            Preliminary Servicer's Certificate and Servicer's Certificate for
                            the September, 1999 Collection Period relating to the Notes issued by the Registrant pursuant to the Agreement.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriCredit Automobile Receivables Trust 1998-D

By:  AmeriCredit Financial Services, Inc., as Servicer

/s/      Daniel E. Berce
--------------------------------
         Daniel E. Berce
         Vice Chairman and
         Chief Financial Officer

October 15, 1999


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                                  EXHIBIT INDEX
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

Exhibit
-------
  99.1                     Preliminary Servicer's Certificate and Servicer's Certificate for
                           the September, 1999 Collection Period relating to the Notes issued by the Registrant.
